Exhibit 10.73

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of

December 26, 2023 (this “Amendment”), is made by and among CMTG Funding II LLC, a Delaware limited liability company (the “Borrower”), Claros Mortgage Trust, Inc., a Maryland corporation (the “Parent Guarantor”), each of the Lender party hereto, and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Parent Guarantor and the Subsidiary Guarantors from time to time party thereto, as Guarantors, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 29, 2022 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed, subject to the terms and conditions hereof, that the Credit Agreement shall be amended as set forth in this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. CREDIT AGREEMENT AMENDMENTS

1.1
Definition of Advance Rate. The definition of “Advance Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Advance Rate means, on any date that the ratio of (a) EBITDA for the period of twelve (12) consecutive months ended on such date (if such date is the last day of a fiscal quarter) or the last day of the fiscal quarter most recently ended prior to such date (if such date is not the last day of a fiscal quarter) to (b) Total Interest Expense for such period is:

(i)
less than 1.40 to 1.00, (A) 55% for the 90 day period following the first day such Borrowing Base Asset is included in the computation of the Aggregate Borrowing Base Amount, (B) 45% during the next succeeding 45 day period, (C) 25% during the next succeeding 45 day period and (D) at all times thereafter, 0%; and
(ii)
equal to or greater than 1.40 to 1.00 and less than 1.50 to 1.00, (A) 65% for the 90 day period following the first day such Borrowing Base Asset is included in the computation of the Aggregate Borrowing Base Amount, (B) 55% during the next succeeding 45 day period, (C) 35% during the next succeeding 45 day period and (D) at all times thereafter, 0%; and

(iii)
equal to or greater than 1.50 to 1.00, (A) 75% for the 90 day period following the first day such Borrowing Base Asset is included in the computation of the Aggregate Borrowing Base Amount, (B) 65% during the next succeeding 45 day period,

(C) 45% during the next succeeding 45 day period and (D) at all times thereafter, 0%.

1.2
Section 7.12(d). Section 7.12(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) Minimum Interest Coverage Ratio. permit, (a) as of any date on or prior to March 31, 2024, the ratio of (i) EBITDA for the period of twelve (12) consecutive months ended on such date (if such date is the last day of a fiscal quarter) or the last day of the fiscal quarter most recently ended prior to such date (if such date is not the last day of a fiscal quarter) to (ii) Total Interest Expense for such period to be less than 1.30 to 1.00 and

(b) as of any date following March 31, 2024, the ratio of (i) EBITDA for the period of twelve (12) consecutive months ended on such date (if such date is the last day of a fiscal quarter) or the last day of the fiscal quarter most recently ended prior to such date (if such date is not the last day of a fiscal quarter) to (ii) Total Interest Expense for such period to be less than 1.40 to 1.00.

1.3
Exhibit C. The reference to “1.40” in Section 4(D) of Schedule 1 of Exhibit C (Form of Compliance Certificate) to the Credit Agreement with respect to any Compliance Certificate for any period ending on or prior to March 31, 2024 shall be deemed to be a reference to “1.30”.

SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Loan Parties, the Administrative Agent and Lenders constituting Required Lenders.

SECTION 3. REPRESENTATIONS AND WARRANTIES. On and as of the date first above written, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) it is in compliance with all the terms and provisions set forth in the Credit Agreement on its part to be observed or performed, (b) no Default or Event of Default under the Credit Agreement has occurred and is continuing, and (c) the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).

SECTION 4. ACKNOWLEDGMENTS OF GUARANTOR. The Parent Guarantor

hereby acknowledges the execution and delivery of this Amendment by the parties hereto and agrees that it continues to be bound by the Guaranty, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein and therein.

SECTION 5. LIMITED EFFECT. Except as expressly amended and modified by this Amendment, the Credit Agreement and each of the other Loan Documents shall continue to be,

and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof, (a) all references in the Credit Agreement to the “Loan Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Credit Agreement” in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

SECTION 6. COUNTERPARTS. Section 11.17 of the Credit Agreement is incorporated herein by reference, mutatis mutandis, and the parties hereto agree to those terms.

SECTION 7. COSTS AND EXPENSES. The Borrower acknowledges and agrees that its payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing).

SECTION 8. MISCELLANEOUS. This Amendment is a Loan Document. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 9. SUCCESSORS AND ASSIGNS. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10. GOVERNING LAW, ET. AL. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS, BUT OTHERWISE WITHOUT REGARD TO

CONFLICTS OF LAW PRINCIPLES). The provisions of clauses (b), (c) and (d) of Section

11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to those terms.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

CMTG FUNDING II, LLC

By: Name: J. Michael McGillis

Title: Authorized Officer

PARENT GUARANTOR:

CLAROS MORTGAGE TRUST, INC.

By: Name: J. Michael McGillis

Title: Authorized Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By: Name: Angela M. Berry

Title: Assistant Vice President

LENDERS:

BANK OF AMERJCA, N.A., as a Lender

By:

Name: Stephanie Whitman

Title: Vice President

[Signature Page to Second Amendment to CMTG/BofA Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By: Name: Craig Malloy

Title: Director

GOLDMAN SACHS BANK USA, as a Lender

By:

Nam iyankush Goswami Title: Authorized Signatory